Loncar Cancer Immunotherapy ETF
Schedule of Investments
May 31, 2023 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 100.0%
	Biotechnology - 84.0% (a)
198,269	Agenus, Inc. (b)	$309,300
68,584	Allogene Therapeutics, Inc. (b)	360,066
15,656	Arcellx, Inc. (b)	691,212
15,713	Arcus Biosciences, Inc. (b)	322,745
1,249	Argenx SE - ADR (b)	485,486
2,340	BeiGene, Ltd. - ADR (b)	516,976
15,530	Bicycle Therapeutics plc - ADR (b)	372,409
2,670	BioNTech SE - ADR	280,564
10,227	CRISPR Therapeutics AG (b)	654,937
34,273	Fate Therapeutics, Inc. (b)	173,079
10,854	Genmab AS - ADR (b)	425,585
26,261	IGM Biosciences, Inc. (b)	316,445
52,158	Immatics NV (b)	514,800
72,575	ImmunityBio, Inc. (b)	199,581
8,201	Immunocore Holdings plc - ADR (b)	452,531
17,331	Inhibrx, Inc. (b)	410,052
76,110	Iovance Biotherapeutics, Inc. (b)	665,201
22,681	iTeos Therapeutics, Inc. (b)	369,247
38,266	Janux Therapeutics, Inc. (b)	444,651
9,367	Legend Biotech Corporation - ADR (b)	601,080
148,041	Lyell Immunopharma, Inc. (b)	472,251
36,594	Merus NV (b)	794,822
27,171	RAPT Therapeutics, Inc. (b)	544,235
18,043	Replimune Group, Inc. (b)	342,637
17,605	Xencor, Inc. (b)	477,096
		11,196,988
	Pharmaceuticals - 16.0%
6,481	Bristol-Myers Squibb Company	417,636
5,627	Gilead Sciences, Inc.	432,941
4,444	Merck & Company, Inc.	490,662
2,354	Moderna, Inc. (b)	300,629
666	Regeneron Pharmaceuticals, Inc. (b)	489,883
		2,131,751
	TOTAL COMMON STOCKS (Cost $16,109,328)	13,328,739

	SHORT-TERM INVESTMENTS - 0.1%
11,780	First American Government Obligations Fund - Class X - 4.97% (c)	11,780
	TOTAL SHORT-TERM INVESTMENTS (Cost $11,780)	11,780
	TOTAL INVESTMENTS (Cost $16,121,108) - 100.1%	13,340,519
	Liabilities in Excess of Other Assets - (0.1)%	(9,801)
	TOTAL NET ASSETS - 100.0%	$13,330,718

	Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt.
(a)
To the extent that the Fund invests more heavily in particular industry groups of the economy, its performance will be especially sensitive to developments that significantly affect those industry groups or strategies.

(b)	Non-income producing security.
(c)	Rate shown is the annualized seven-day yield as of May 31, 2023.

Summary of Fair Value Disclosure at May 31, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security.
To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2023:

Loncar Cancer Immunotherapy ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$13,328,739	$-	$-	$13,328,739
Short-Term Investments	11,780	-	-	11,780
Total Investments in Securities	$13,340,519	$-	$-	$13,340,519
^See Schedule of Investments for breakout of investments by industry group classification.

For the period ended May 31, 2023, the Fund did not recognize any transfers to or from Level 3.